                                                                    Exhibit 99.2


         FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

         This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is entered into as of March 18, 2002, by and among
       ---------
RADIO ONE, INC., a Delaware corporation (the "Borrower"), BANK OF AMERICA, N.A.,
                                              --------
a national banking association, individually as a Lender and as Administrative Agent, and the other Lenders party hereto.

                                    RECITALS

A. On June 30, 1998, the Borrower entered into that certain Credit Agreement with a syndicate of Lenders (the "1998 Credit Agreement") providing for certain
                                  ---------------------
extensions of credit to the Borrower, on the terms and subject to the conditions set forth therein. The 1998 Credit Agreement was subsequently (i) amended by that certain First Amendment to Credit Agreement dated as of December 23, 1998,
(ii) amended by that certain Second Amendment to Credit Agreement dated as of February 9, 1999 and (iii) amended and restated in its entirety by that certain Amended and Restated Credit Agreement dated as of February 26, 1999 (the "1999
                                                                          ----
Credit Agreement"). The 1999 Credit Agreement was subsequently amended and
----------------
restated in its entirety by that certain Second Amended and Restated Credit Agreement dated as of July 17, 2000 (the 1998 Credit Agreement, as so amended and amended and restated, the "Credit Agreement"). Terms used herein, unless
                               ----------------
otherwise defined herein, shall have the meanings set forth in the Credit Agreement.

B. The Company and the Lenders have agreed, subject to the terms and conditions specified herein, to (i) modify certain provisions of the Credit Agreement and
(ii) change the definition of Applicable Margin included therein.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Lenders and the Administrative Agent hereby agree as follows:

         Section 1.    AMENDMENTS

         Subject to the covenants, terms and conditions set forth in this Amendment, and in reliance upon the representations and warranties of the Company made herein, the undersigned Lenders (which Lenders constitute the Majority Lenders required under Section 11.1 of the Credit Agreement to effect the following amendments) amend the Credit Agreement as follows:

         (a)      Section 1.1 of the Credit Agreement is amended by adding the
                  -----------
following definitions:

                  "Amendment Effective Date" means March 18, 2002.
                   ------------------------

                  "Qualifying Equity Issuance" means the issuance by the
                   --------------------------
         Borrower of its Common Stock, from which issuance the Borrower shall have received net proceeds of at least $100,000,000.

         (b)      Section 1.1 of the Credit Agreement is amended by amending and
                  -----------
restating the definition of the term "Applicable Margin" by replacing it in its entirety with the following:

                  "Applicable Margin" means, at the time of any determination
                   -----------------
thereof, for purposes of all Loans, the margin of interest over the ABR or the Eurodollar Rate, as the case may be, which is applicable at the time of any determination of interest rates under this Agreement, which Applicable Margin shall be subject to adjustment (upwards or downwards, as appropriate) based on the Leverage Ratio, as follows:

    FROM THE AMENDMENT EFFECTIVE DATE THROUGH (i) JUNE 30, 2002, AND (ii) IF
  A QUALIFYING EQUITY ISSUANCE HAS OCCURRED PRIOR TO JULY 1, 2002, THEREAFTER:

-------------------------------------------------------------------------------------------------------------------
            Leverage Ratio                         Applicable Margin                    Applicable Margin for
                                                     For ABR Loans                      Eurodollar Rate Loans
-------------------------------------------------------------------------------------------------------------------
Less than 7.00 to 1.00 but greater                      1.000%                                 2.000%
than or equal to 6.50 to 1.00
-------------------------------------------------------------------------------------------------------------------
Less than 6.50 to 1.00 but greater                      0.750%                                 1.750%
than or equal to 6.00 to 1.00
-------------------------------------------------------------------------------------------------------------------
Less than 6.00 to 1.00 but greater                      0.500%                                 1.500%
than or equal to 5.50 to 1.00
-------------------------------------------------------------------------------------------------------------------
Less than 5.50 to 1.00 but greater                      0.250%                                 1.250%
than or equal to 5.00 to 1.00
-------------------------------------------------------------------------------------------------------------------
Less than 5.00 to 1.00 but greater                        0%                                   1.000%
than or equal to 4.50 to 1.00
-------------------------------------------------------------------------------------------------------------------
Less than 4.50 to 1.00 but greater                        0%                                   0.750%
than 4.00 to 1.00
-------------------------------------------------------------------------------------------------------------------
Less than or equal to 4.00 to 1.00                        0%                                   0.625%
-------------------------------------------------------------------------------------------------------------------



     IF A QUALIFYING EQUITY ISSUANCE HAS NOT OCCURRED PRIOR TO JULY 1, 2002, FROM JULY 1, 2002 UNTIL THE EARLIER TO OCCUR OF: (i) A QUALIFYING EQUITY
                       ISSUANCE AND (ii) JANUARY 1, 2003:

-------------------------------------------------------------------------------------------------------------------
            Leverage Ratio                         Applicable Margin                    Applicable Margin for
                                                     For ABR Loans                      Eurodollar Rate Loans
-------------------------------------------------------------------------------------------------------------------

Less than 7.00 to 1.00 but greater                      1.125%                                 2.375%
than 6.50 to 1.00
-------------------------------------------------------------------------------------------------------------------
Less than or equal to 6.50 to 1.00 but                  0.750%                                 2.000%
greater than 6.00 to 1.00
-------------------------------------------------------------------------------------------------------------------
Less than or equal to 6.00 to 1.00 but                  0.375%                                 1.625%
greater than 5.50 to 1.00
-------------------------------------------------------------------------------------------------------------------
Less than or equal to 5.50 to 1.00 but                  0.250%                                 1.500%
greater than 5.00 to 1.00
-------------------------------------------------------------------------------------------------------------------
Less than or equal to 5.00 to 1.00 but                    0%                                   1.250%
greater than 4.50 to 1.00
-------------------------------------------------------------------------------------------------------------------
Less than or equal to 4.50 to 1.00 but                    0%                                   1.125%
greater than 4.00 to 1.00
-------------------------------------------------------------------------------------------------------------------
Less than or equal to 4.00 to 1.00 but                    0%                                   0.875%
greater than 3.50 to 1.00
-------------------------------------------------------------------------------------------------------------------
Less than or equal to 3.50 to 1.00                        0%                                   0.750%
---------------------------------------- -------------------------------------- --------------------------------------

      IF A QUALIFYING EQUITY ISSUANCE OCCURS AFTER JUNE 30, 2002 AND BEFORE
           JANUARY 1, 2003, THEN UPON THE QUALIFYING EQUITY ISSUANCE:

-------------------------------------------------------------------------------------------------------------------
            Leverage Ratio                         Applicable Margin                    Applicable Margin for
                                                     For ABR Loans                      Eurodollar Rate Loans
-------------------------------------------------------------------------------------------------------------------
Less than 7.00 to 1.00 but greater                      1.000%                                 2.000%
than or equal to 6.50 to 1.00
-------------------------------------------------------------------------------------------------------------------
Less than 6.50 to 1.00 but greater                      0.750%                                 1.750%
than or equal to 6.00 to 1.00
-------------------------------------------------------------------------------------------------------------------
Less than 6.00 to 1.00 but greater                      0.500%                                 1.500%
than or equal to 5.50 to 1.00
-------------------------------------------------------------------------------------------------------------------
Less than 5.50 to 1.00 but greater                      0.250%                                 1.250%
than or equal to 5.00 to 1.00
-------------------------------------------------------------------------------------------------------------------
Less than 5.00 to 1.00 but greater                        0%                                   1.000%
than or equal to 4.50 to 1.00
-------------------------------------------------------------------------------------------------------------------
Less than 4.50 to 1.00 but greater                        0%                                   0.750%
than 4.00 to 1.00
-------------------------------------------------------------------------------------------------------------------
Less than or equal to 4.00 to 1.00                        0%                                   0.625%
-------------------------------------------------------------------------------------------------------------------


                IF A QUALIFYING EQUITY ISSUANCE HAS NOT OCCURRED
                           PRIOR TO JANUARY 1, 2003:

-------------------------------------------------------------------------------------------------------------------
            Leverage Ratio                         Applicable Margin                    Applicable Margin for
                                                     For ABR Loans                      Eurodollar Rate Loans
-------------------------------------------------------------------------------------------------------------------
Less than 7.00 to 1.00 but greater                      1.125%                                 2.375%
than 6.50 to 1.00
-------------------------------------------------------------------------------------------------------------------
Less than or equal to 6.50 to 1.00 but                  0.750%                                 2.000%
greater than 6.00 to 1.00
-------------------------------------------------------------------------------------------------------------------
Less than or equal to 6.00 to 1.00 but                  0.375%                                 1.625%
greater than 5.50 to 1.00
-------------------------------------------------------------------------------------------------------------------
Less than or equal to 5.50 to 1.00 but                  0.250%                                 1.500%
greater than 5.00 to 1.00
-------------------------------------------------------------------------------------------------------------------
Less than or equal to 5.00 to 1.00 but                    0%                                   1.250%
greater than 4.50 to 1.00
-------------------------------------------------------------------------------------------------------------------
Less than or equal to 4.50 to 1.00 but                    0%                                   1.125%
greater than 4.00 to 1.00
-------------------------------------------------------------------------------------------------------------------
Less than or equal to 4.00 to 1.00 but                    0%                                   0.875%
greater than 3.50 to 1.00
-------------------------------------------------------------------------------------------------------------------
Less than or equal to 3.50 to 1.00                        0%                                   0.750%
-------------------------------------------------------------------------------------------------------------------

For the purposes of this definition, the Applicable Margin shall be determined as at the end of each of the first three quarterly periods of each fiscal year of the Borrower and as at the end of each fiscal year of the Borrower, based on the relevant financial statements delivered pursuant to Section 7.1(a) or (b)
                                                        ---------------------
and the Compliance Certificate delivered pursuant to Section 7.2(b); provided,
                                                     --------------  --------
that (i) changes in the Applicable Margin to occur by reason of a Qualifying Equity Issuance shall become effective the second Business Day after the date the Administrative Agent receives evidence of that Qualified Equity Issuance and the Borrower's calculation of the Leverage Ratio; and (ii) any other changes in the Applicable Margin shall become effective on that date which is the earlier of (x) two (2) Business Days after the date the Administrative Agent receives such financial statements and the corresponding Compliance Certificate and (y) the 45th day after the end of each of the first three quarterly periods of each fiscal year or the 90th day after the end of each fiscal year, as the case may be, and shall remain in effect until the next change to be effected pursuant to this definition; provided, that (a) until the first such financial statements and Compliance
--------
Certificate are delivered after the Amendment Effective Date, the Applicable Margin shall be determined by reference to the Leverage Ratio set forth in the most recent Compliance Certificate delivered to the Administrative Agent prior to the Amendment Effective Date, and (b) if any financial statements or the Compliance Certificate referred to above are not delivered within the time periods specified above, then, for the period from and including the date on which such financial statements and Compliance Certificate are required to be delivered to but not including the date on which such financial statements and Compliance Certificate are delivered, the Applicable Margin as at the end of the fiscal period that would have been covered thereby shall be deemed to be the Applicable Margin which would be applicable when the Leverage Ratio is greater than or equal to 6.50 to 1.00 before a Qualifying Equity Issuance.

         (c)      Section 8.1 of the Credit Agreement is amended and restated in
                  -----------
 its entirety as follows:

         8.1      Financial Condition Covenants.
                  -----------------------------

         (a)      Interest Coverage Ratio.  Permit the Interest Coverage Ratio
                  -----------------------
at any time during any period set forth below to be less than the ratio set forth opposite such period:


                  Before a Qualifying Equity Issuance:

                           Period                                     Ratio
                           ------                                     -----
                  As of the Amendment Effective Date through
                  and including March 30, 2003                      1.70 to 1.00

                  March 31, 2003 through and including
                  September 29, 2003                                1.75 to 1.00

                  September 30, 2003 through and including
                  December 30, 2003                                 2.00 to 1.00

                  December 31, 2003 through and including
                  March 30, 2004                                    2.25 to 1.00

                  March 31, 2004 and thereafter                     2.50 to 1.00

         After a Qualifying Equity Issuance, for the periods occurring after the Qualifying Equity Issuance:

                           Period                                     Ratio
                           ------                                     -----
                  As of the Amendment Effective Date through
                  and including March 30, 2003                      1.75 to 1.00

                  March 31, 2003 through and including
                  September 29, 2003                                2.00 to 1.00

                  September 30, 2003 through and including
                  March 30, 2004                                    2.25 to 1.00

                  March 31, 2004 and thereafter                     2.50 to 1.00


         (b)      Leverage Ratio. Permit the Leverage Ratio at any time during
                  --------------
any period set forth below to be more than the ratio set forth opposite such period:

         Before a Qualifying Equity Issuance:

                           Period                                     Ratio
                           ------                                     -----

                  As of the Amendment Effective Date through
                  and including June 29, 2002                       6.75 to 1.00

                  June 30, 2002 through and including
                  December 30, 2002                                 7.00 to 1.00

                  December 31, 2002 through and including
                  March 30, 2003                                    6.75 to 1.00

                  March 31, 2003 through and including              6.50 to 1.00
                  June 29, 2003

                  June 30, 2003 through and including               6.25 to 1.00
                  September 29, 2003

                  September 30, 2003 through and including          6.00 to 1.00
                  March 30, 2004

                  March 31, 2004 through and including              5.50 to 1.00
                  March 30, 2005

                  March 31, 2005 and thereafter                     4.50 to 1.00

         After a Qualifying Equity Issuance, for the periods occurring after the Qualifying Equity Issuance:

                           Period                                     Ratio
                           ------                                     -----

                  As of the Amendment Effective Date through
                  and including March 30, 2003                      6.50 to 1.00

                  March 31, 2003 through and including
                  March 30, 2004                                    6.00 to 1.00

                  March 31, 2004 through and including
                  March 30, 2005                                    5.50 to 1.00

                  March 31, 2005 and thereafter                     4.50 to 1.00


         (c)      Senior Leverage Ratio.  Permit the Senior Leverage Ratio at
                  ---------------------
any time after a Qualifying Equity Issuance, for any period set forth below, to be more than the ratio set forth opposite such period:

         Before a Qualifying Equity Issuance:

                           Period                                     Ratio
                           ------                                     -----

                  As of the Amendment Effective Date
                  through and including March 30, 2003              4.5 to 1.00

                  March 31, 2003 through and including
                  June 29, 2003                                     4.25 to 1.00

                  June 30, 2003 through and including
                  March 30, 2005                                    4.00 to 1.00

                  After a Qualifying Equity Issuance:


                           Period                                     Ratio
                           ------                                     -----

                  As of the Amendment Effective Date
                  through and including March 30, 2005              4.00 to 1.00


         (d)      Fixed Charge Coverage Ratio.  Permit the Fixed Charge Coverage
                  ---------------------------
Ratio at any time to be less than 1.10 to 1.00.

         Section 2.    REPRESENTATIONS AND WARRANTIES.

         To induce the Administrative Agent and the Lenders to enter into this Amendment, Company represents and warrants to the Administrative Agent and the Lenders as follows:

         (a) No Defaults. No Default or Event of Default exists under the Credit Agreement, the Notes, any of the Security Documents or any of the other documents executed in connection therewith, and no such Default or Event of Default is imminent.

         (b) Binding Effect. The Credit Agreement, the Notes, the Security Documents and the other documents executed in connection therewith constitute the legal, valid and binding obligations of the Company and its Subsidiaries parties thereto, enforceable against the Company and such parties in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles of general applicability.

         (c) Representations and Warranties. The representations and warranties set forth in Section 5 of the Credit Agreement are true and correct
                        ---------
in all material respects on and as of the date hereof, both before and after giving effect to the effectiveness of this Amendment, as if such representations and warranties were being made on and as of the date hereof.

         Section 3.    CONDITIONS PRECEDENT

         The parties hereto agree that the waivers and amendments set forth herein shall not be effective until the satisfaction in full of each of the following conditions precedent, each in a manner satisfactory to the Administrative Agent and the Lenders parties hereto in their sole discretion:

         (a) Execution and Delivery of this Amendment. The Administrative Agent shall have received a copy of this Amendment executed and delivered by the Company and by Lenders constituting the Majority Lenders.

         (b) Representations and Warranties. Each of the representations and warranties made herein shall be true and correct on and as of the date hereof, as if made on and as of such date, both before and after giving effect to the waivers set forth herein.

         (c) Legal Opinions. In connection with this Amendment, counsel to the Borrower shall have delivered legal opinions to the Administrative Agent and the Lenders opining to such matters as the Administrative Agent may reasonably request.

         (d) Amendment Fee. The Borrower shall have paid to the Administrative Agent for distribution to the Lenders that are party hereto an amendment fee equal to 10 basis points (0.1%) of their respective Commitments.

         Section 4.    MISCELLANEOUS

         (a) Ratification and Confirmation. The terms, provisions, conditions and covenants of the Credit Agreement, the Notes, the Security Documents and the other documents executed in connection therewith remain in full force and effect and are hereby ratified and confirmed, and the execution, delivery and performance of this Amendment shall not in any manner operate as a waiver of, consent to or amendment of any other term, provision, condition or covenant thereof.

         (b) Fees and Expenses. The Company agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution, and delivery of this Amendment and the other documents prepared in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent, which fees and out-of-pocket expenses of counsel shall not exceed $10,000 in the aggregate.

         (c) Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

         (d) APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

         (e) Liens. The Company agrees hereby that all Liens, security interests, assignments, superior titles, rights, remedies, powers, equities and priorities securing the Notes including but not limited to those under the Security Documents are hereby ratified and confirmed as valid, subsisting and continuing to secure the Notes, and this Amendment shall not affect the priority of such Liens.

         (f) Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

         (g) FINAL AGREEMENT. THIS AMENDMENT, TOGETHER WITH THE CREDIT AGREEMENT, THE NOTES, THE SECURITY DOCUMENTS AND THE OTHER DOCUMENTS EXECUTED IN CONNECTION THEREWITH, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

      [Remainder of Page Intentionally Left Blank; Signature Page Follows]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                    RADIO ONE, INC.


                                    By:
                                             -----------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------



              Signature Page to First Amendment to Second Amended
                         and Restated Credit Agreement

                                    BANK OF AMERICA, N.A.,
                                    as the Administrative Agent and as a Lender

                                    By:_________________________________
                                    Name:             Todd Shipley
                                    Title:            Managing Director



              Signature Page to First Amendment to Second Amended
                         and Restated Credit Agreement

                                    CREDIT SUISSE FIRST BOSTON

                                    By:
                                            -----------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------




              Signature Page to First Amendment to Second Amended
                         and Restated Credit Agreement

                                    FIRST UNION NATIONAL BANK

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


              Signature Page to First Amendment to Second Amended
                         and Restated Credit Agreement

                                    TORONTO DOMINION (TEXAS), INC.

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------




              Signature Page to First Amendment to Second Amended
                         and Restated Credit Agreement

                                    BANKERS TRUST COMPANY

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------




              Signature Page to First Amendment to Second Amended
                         and Restated Credit Agreement

                                    ROYAL BANK OF CANADA

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------




              Signature Page to First Amendment to Second Amended
                         and Restated Credit Agreement

                                    THE BANK OF NOVA SCOTIA

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------




              Signature Page to First Amendment to Second Amended
                         and Restated Credit Agreement

                                    ING (U.S.) CAPITAL LLC

                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------




              Signature Page to First Amendment to Second Amended
                         and Restated Credit Agreement

                                    COOPERATIEVE CENTRALE
                                    RAIFFEISEN-BOERENLEENBANK B.A.,
                                    "RABOBANK NEDERLAND", NEW
                                    YORK BRANCH

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------




              Signature Page to First Amendment to Second Amended
                         and Restated Credit Agreement

                                    FLEET NATIONAL BANK

                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------




              Signature Page to First Amendment to Second Amended
                         and Restated Credit Agreement

                                    SUNTRUST BANK

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------




              Signature Page to First Amendment to Second Amended
                         and Restated Credit Agreement

                                    THE BANK OF NEW YORK

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------




              Signature Page to First Amendment to Second Amended
                         and Restated Credit Agreement

                                    THE DAI-ICHI KANGYO BANK, LTD.

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------



              Signature Page to First Amendment to Second Amended
                         and Restated Credit Agreement

                                    NATEXIS BANQUE

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------



              Signature Page to First Amendment to Second Amended
                         and Restated Credit Agreement

                                    WEBSTER BANK

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------




              Signature Page to First Amendment to Second Amended
                         and Restated Credit Agreement

                                    BANK OF SCOTLAND

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------




              Signature Page to First Amendment to Second Amended
                         and Restated Credit Agreement

                                    FUJI BANK, LIMITED

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------




              Signature Page to First Amendment to Second Amended
                         and Restated Credit Agreement

                                    GENERAL ELECTRIC CAPITAL
                                    CORPORATION

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------




              Signature Page to First Amendment to Second Amended
                         and Restated Credit Agreement